ACQUISITIONS AND EXTRAORDINARY ITEM	12 Months Ended
Dec. 31, 2011
ACQUISITIONS AND EXTRAORDINARY ITEM
7.	ACQUISITIONS AND EXTRAORDINARY ITEM

(a)	2011 Acquisition

MDC Tech International Holdings Limited (“MDC”)

On January 31, 2011, the acquisition date, the Group acquired 100% of the outstanding shares of MDC and thereby obtained control of MDC and its subsidiary for a consideration of USD22,000 (equivalent to RMB145,237 as of the acquisition date). The purchase consideration would be paid over twelve months in four equal installments on or before the last business day of each of the four fiscal quarters of the Company for the year ended December 31, 2011, and was fully settled during the year. In light of the installment schedule, the Group has recorded the purchase consideration on a discounted basis, which amounted to USD21,869 (equivalent to RMB144,372 as of the acquisition date).

The principal activities of MDC and its subsidiary are the distribution of medical and healthcare equipment in the PRC, and the development of industrial applications on energy saving modules in the PRC.

The acquisition of MDC was accounted for by the Group as a purchase business combination in accordance with ASC 805, Business Combinations. The acquisition of MDC resulted in the recognition of goodwill of RMB61,509 and the recording of net identifiable assets of RMB82,863 at the date of acquisition. Recognized intangible assets relate to order backlog, customer relationships, non-compete agreements and proprietary technology which have a total weighted-average useful life of 8.9 years from the date of acquisition. Goodwill and the amortization of these intangible assets are not deductible for tax purposes.

The acquisition is expected to support the expansion of the Company’s industrial business in the PRC and the medical equipment and system sales in the PRC. Goodwill recorded in connection with the acquisition was attributed by (1) synergy to expand MDC’s operation and business on the established platform, industry knowledge and experience of the Group and the experience of the Group in providing module reference design and solutions of industrial applications on energy saving modules to customers; (2) expected future additional sales orders from new customers approachable by MDC after the acquisition, but for which MDC alone do not have sufficient resources to carry out such businesses; and (3) the expected outlook in the PRC medical and healthcare equipment and industrial application market with the PRC government stimulus package.

The purchase price allocation is as follows:

	USD	RMB
Intangible assets
– order backlog	652	4,305
– customer relationships	7,700	50,833
– non-compete agreements	6,500	42,911
– proprietary technology	180	1,188
Goodwill	9,317	61,509
Deferred tax liabilities	(2,480)	(16,374)

Net asset acquired	21,869	144,372

The amount of revenue for MDC since the acquisition date included in the consolidated income statement from January 31, 2011 to December 31, 2011 is RMB115,296 (USD18,319).

Unaudited proforma financial information

The following unaudited proforma financial information represents the combined results of operations of the Group as if the acquisition of MDC had occurred as of January 1, 2010. The unaudited proforma information is not necessarily indicative of what the Company’s consolidated results of operations actually would have been had it completed the acquisition as of January 1, 2010. In addition, the unaudited proforma financial information does not attempt to project the future results of operations of the Group.

	Year ended December 31
	2011	2011	2010
	USD (unaudited)	RMB (unaudited)	RMB (unaudited)
Net revenue	564,737	3,554,401	2,632,103
Income / (loss) from operations	(21,264)	(133,836)	117,266
Net income / (loss) attributable to Cogo Group, Inc.	(25,065)	(157,759)	110,528
Earnings / (loss) per share attributable to Cogo Group, Inc.
Basic	(0.68)	(4.25)	2.97
Diluted	(0.68)	(4.25)	2.89

(b) 2010 Acquisition

The Group made no acquisitions during the year ended December 31, 2010.

(c) 2009 Acquisition

Mega Smart Group Limited (“Mega Smart”)

On May 30, 2009, the acquisition date, the Group acquired 100% of the outstanding shares of Mega Smart and thereby obtained control of Mega Smart and its subsidiary for a consideration of RMB122,866. The purchase consideration would be paid in thirteen installments. The first installment was RMB40,955, which was payable within three months of May 30, 2009. The subsequent amount of RMB81,911 is payable over twelve equal monthly installments of RMB6,826 one month following the first installment. In light of the installment schedule, the borrowing rate adopted reflects the normal borrowing rate that the Group can obtain for transactions with similar terms over the payment period and calculated the fair value of the purchase consideration as RMB122,415.

The principal activities of Mega Smart and its subsidiary are the development of the industrial applications component business in China.

The acquisition of Mega Smart was accounted for by the Group as a purchase business combination in accordance with ASC 805. The acquisition of Mega Smart resulted in the recognition of goodwill of RMB83,647 and the recording of net identifiable assets of RMB38,768 at the date of acquisition. Recognized intangible assets relate to supplier relationships, customer relationships, non-compete agreements and proprietary technology which have a total weighted-average useful life of 7.5 years from the date of acquisition. Goodwill and the amortization of these intangible assets are not deductible for tax purposes.

The acquisition was expected to support the expansion of the Company’s industrial applications component business in China. Goodwill is attributed by (1) synergy to expand Mega Smart’s operation and business on the established platform, industry knowledge and experience of the Group; (2) assembled workforce including engineers and management; and (3) the expected outlook in the PRC industrial application market with the PRC government stimulus package.

Management increased the fair value of acquired proprietary technology from RMB2,048 as of May 30, 2009 (the “acquisition date”) to RMB6,145 due to the refinement of the valuation for the year ended December 31, 2009. Accordingly, the related deferred tax liabilities were increased by RMB676. The impact of all changes were charged to goodwill and resulted in the reduction of goodwill by RMB3,421 for the year ended December 31, 2009.

The impact of the purchase price allocation after refinement is as follows:

RMB
Intangible assets
– supplier relationships	8,876
– customer relationships	24,580
– non-compete agreements	10,925
– proprietary technology	6,145
Goodwill	80,226
Deferred tax liabilities	(8,337)
Net asset acquired	122,415

Unaudited proforma financial information

The following unaudited proforma financial information represents the combined results of operations of the Group as if the acquisition of Mega Smart had occurred as of January 1, 2009. The unaudited proforma information is not necessarily indicative of what the Company’s consolidated results of operations actually would have been had it completed the acquisition as of January 1, 2009. In addition, the unaudited proforma financial information does not attempt to project the future results of operations of the Group.

2009
RMB (unaudited)
Net revenue
Product sales	2,107,743
Services revenue	29,401
2,137,144
Income from operations	75,806
Net Income attributable to Cogo Group, Inc.	82,475
Earnings per share attributable to Cogo Group, Inc.
Basic	2.26
Diluted	2.19

(d) Other acquisitions, net gain and extraordinary income

Long Rise

On July 31, 2008, the Group entered into a share purchase agreement (the “Original Agreement”) to purchase 70% of the outstanding shares of Long Rise Holdings Limited (“Long Rise”) and its subsidiary, Rise Year, for a consideration of RMB60,921 payable in cash, none of which is contingent. The purchase agreement did not include a fixed payment schedule, and as a result the acquisition price was deemed to be payable on demand. The Company and the selling shareholders of Long Rise agreed that the consideration could be held back by the Company to settle any claims that might arise for contractual warranties and for any misrepresentations made to the Company. The Company paid approximately RMB3,485, RMB476 and RMB550 in 2008, 2009 and 2010, respectively. In 2010, the Company entered into a supplementary agreement as stated below and the remaining consideration payable was discharged as of December 31, 2010. Therefore, the Company did not make any payment from 2011 onwards.

The acquisition of Long Rise was accounted for by the Group as a purchase business combination in accordance with Statements of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No.141”). The acquisition of Long Rise resulted in the recognition of goodwill of RMB21,422 and recording net identifiable assets of RMB39,499 at the date of acquisition. Recognized intangible assets relate to customer relationships, non-compete agreements and proprietary technology which have a weighted-average useful life of 3.9 years from the date of acquisition. Goodwill and the amortization of these intangible assets are not deductible for tax purposes. Purchased in-process research and development of RMB4,390 was also recognized as an intangible asset and was expensed upon acquisition because technological feasibility had not been established and no future alternative uses exist. This amount is included in research and development expense.

The following table summarizes the amounts assigned to each major asset acquired and liability assumed at the date of acquisition.

RMB
Cash	8,753
Accounts receivable	16,807
Inventories	8,010
Property and equipment	17
Intangible assets
– customer relationships	10,671
– non-compete agreements	13,527
– in-process research and development	4,390
– proprietary technology	5,959
Goodwill	21,422
Bank borrowings	(9,314)
Income taxes payable	(1,584)
Accrued expenses and other liabilities	(8,506)
Deferred tax liabilities	(4,976)
Noncontrolling interest	(4,255)
Purchase price allocated	60,921

In 2010, the Company and the selling shareholders of Long Rise renegotiated certain clauses in the Original Agreement. On December 31, 2010, the Company and the selling shareholders of Long Rise signed a supplementary agreement (the “Supplementary Agreement”) in which the selling shareholders of Long Rise discharged the Group’s obligation to pay the outstanding payable for the acquisition of Long Rise of RMB54,178 and transferred the remaining 30% equity interest in Long Rise to the Group for no consideration and the Group agreed to release the selling shareholders of Long Rise from the non-compete agreements. As a result of the Supplementary Agreement, the Company recognized a net gain on settlement relating to the acquisition of Long Rise before goodwill impairment of RMB43,676 in the consolidated statement of income and comprehensive income for the year ended December 31, 2010 summarized as follows:

RMB
Adjustment to the purchase consideration	54,178
Disposal of the non-compete agreements	(2,630)
Impairment losses of customer relationships and proprietary technology	(7,872)
Net gain on settlement relating to the acquisition of Long Rise before goodwill impairment	43,676

As a result of the above arrangements, the Company compared the carrying value of the customer relationships and proprietary technology to the undiscounted cash flows expected to be generated from those assets. For those customer relationships and proprietary technology for which the carrying amount was larger than its estimated undiscounted cash flow, the Company recorded an impairment charge to the extent the carrying amounts of customer relationships and proprietary technology exceeded their respective fair values. As a result, the carrying amount of RMB7,872 of customer relationships and proprietary technology were fully impaired during the year ended December 31, 2010.

In addition, as a result of the above arrangements, management revised its future cash flow expectations for its business in the reporting unit relating to Long Rise. Since the carrying value exceeded the fair value of this reporting unit, which was determined by a discounted cash flow model, a second step of the goodwill impairment test was performed to measure the impairment loss based on any excess of the carrying value of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill was determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. Accordingly, the Company recognized an impairment loss of RMB21,422 in relation to the reporting unit relating to Long Rise during the year ended December 31, 2010. As a result, the carrying amount of the goodwill relating to Long Rise was fully impaired.

Keen Awards

The Group entered into a share purchase agreement on August 1, 2007 to purchase all the outstanding common shares of Keen Awards, for a consideration of approximately RMB150,924 payable in cash, common stock of the Company and the common stock of Keen Awards, all of which were contingently payable at various dates upon achieving certain agreed earnings levels over the two year period following the acquisition. The sum of the fair market values of the identifiable assets acquired less liabilities assumed which amounted to RMB63,032 exceeded the acquisition cost, excluding the contingent consideration by RMB63,032, resulting in negative goodwill. Since the contingent consideration could result in recognition of additional purchase price in a future period, the Company recognized, as if it were a liability, an amount equal to the lesser of the maximum of the amount of the contingent consideration and the total amount of negative goodwill. Accordingly, the amount of the negative goodwill of RMB63,032 was recognized as if it were a liability at the date of acquisition.

Subsequent to the initial recognition, the Company made total cash payments in relation to the contingent consideration for the acquisition of Keen Awards of RMB33,914. The consideration recognized of RMB63,032 for the Keen Awards acquisition was contingently payable in cash. In addition to the contingent cash payment recognized, the agreement includes additional contingent payments of:

•	an additional RMB27,522 in cash;

•	287,770 shares with an assigned fair value of RMB30,185 at acquisition date; and

•	a 20% equity interest in Keen Awards with an assigned fair value of RMB30,185 at acquisition date.

Based on the terms of the Keen Awards acquisition agreement, the Company was first required to settle the cash contingent consideration until all cash payments are settled, followed by the issuance of the shares of the Company and finally, the issuance of 20% of the shares in Keen Awards. However, the contingent consideration recognized was restricted to the lesser of the maximum of the amount of the contingent consideration and the total amount of negative goodwill. Therefore, the Company was not required to recognize the fair value of any of the shares contingently issuable for the acquisition of Keen Awards.

On August 28, 2009, the Company and the seller of Keen Awards agreed that the contingency in respect of the acquisition for Keen Awards was resolved and it was also determined that no further consideration was payable. Therefore, because the amount of contingent consideration recognized, as if it were a liability, exceeded the amount settled, the excess of RMB29,118 was first allocated to reduce the assets acquired being the intangibles asset of RMB26,803 net of deferred taxation of RMB4,422 and remaining amount of RMB6,737 was recognized as an extraordinary gain in the consolidated statements of income and comprehensive income.